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                                                                   EXHIBIT 10.46

                                                                  EXECUTION COPY

                               GUARANTY AGREEMENT

          THIS GUARANTY AGREEMENT (as the same may be amended, restated, supplemented or otherwise modified from time to time, this "Guaranty") is made as of February 24, 2004 by each of the Subsidiaries of Roto-Rooter, Inc., a Delaware corporation (the "Borrower"), listed on the signature pages hereto (each an "Initial Guarantor") and those additional Subsidiaries which become parties to this Guaranty by executing a Supplement hereto (a "Guaranty Supplement") in the form attached hereto as Annex I (such additional Subsidiaries, together with the Initial Guarantors, the "Guarantors"), in favor of BANK ONE, NA (Main Office Chicago), as Administrative Agent (the "Administrative Agent") for the benefit of the Holders of Secured Obligations under the Credit Agreement described below.

                                   WITNESSETH:

          WHEREAS, the Borrower, certain financial institutions (the "Lenders"), and the Administrative Agent are party to that certain Credit Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") which provides, subject to the terms and conditions thereof, for extensions of credit and other financial accommodations by the Lenders to the Borrower;

          WHEREAS, it is a condition precedent to the initial extensions of credit by the Lenders under the Credit Agreement that each of the Guarantors execute and deliver this Guaranty, whereby each of the Guarantors, without limitation and with full recourse, shall guarantee the payment when due of all Secured Obligations, including, without limitation, all principal, interest, letter of credit reimbursement obligations and other amounts that shall be at any time payable by the Borrower under the Credit Agreement, certain Rate Management Transactions or the other Loan Documents; and

          WHEREAS, in consideration of the direct and indirect financial and other support that the Borrower has provided, and such direct and indirect financial and other support as the Borrower may in the future provide, to the Guarantors, and in order to induce the Lenders and the Administrative Agent to enter into the Credit Agreement, each of the Guarantors is willing to guarantee the Secured Obligations under the Credit Agreement, certain Rate Management Transactions and the other Loan Documents;

          NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

          SECTION 2. Representations, Warranties and Covenants. Each of the Guarantors represents and warrants (which representations and warranties shall be deemed to have been renewed at the time of the making, conversion or continuation of any Loan or issuance

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or Modification of any Facility LC) that:

          (a) It (i) is a corporation, limited liability company, or partnership duly incorporated or organized, as the case may be, validly existing and (to the extent such concept applies to such entity) in good standing under the laws of its jurisdiction of incorporation or organization, (ii) is duly qualified to do business as a foreign entity and (to the extent such concept applies to such entity) is in good standing under the laws of each jurisdiction in which failure to be so qualified or in good standing could result in a Material Adverse Effect, and (iii) has all requisite corporate, limited liability company or partnership power and authority, as the case may be, to own, operate and encumber its Property and to conduct its business in each jurisdiction in which its business is conducted.

          (b) It has the requisite corporate, limited liability company or partnership, as applicable, power and authority and legal right to execute and deliver this Guaranty and to perform its obligations hereunder. The execution and delivery by it of this Guaranty and the performance by it of its obligations hereunder have been duly authorized by proper proceedings, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor, in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) general equitable principles whether considered in a proceeding in equity or at law, and (iii) requirements of reasonableness, good faith, and fair dealing.

          (c) Neither the execution and delivery by it of this Guaranty, nor the consummation by it of the transactions herein contemplated, nor compliance by it with the terms and provisions hereof, will (i) violate the certificate or articles of incorporation or by-laws, limited liability company or partnership agreement (as applicable) of such Guarantor, (ii) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default or violation under (A) any law, rule, regulation, order, writ, judgment, injunction, decree or award (including, without limitation, any environmental property transfer laws or regulations) applicable to such Guarantor except for violations which individually or in the aggregate would not reasonably be expected to result in a Material Adverse Effect or (B) any provisions of any indenture, material instrument or material agreement to which such Guarantor is party or is subject or which it or its Property is bound except for violations which individually or in the aggregate would not reasonably be expected to result in a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien whatsoever upon any of the property or assets of such Guarantor, other than Liens permitted or created by the Loan Documents, or (iv) require any approval of such Guarantor's board of directors or shareholders or unitholders except such as have been obtained. The execution, delivery and performance by the Guarantors of this Guaranty do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by any governmental authority, including under any environmental property transfer laws or regulations, except filings, consents or notices which have been made or to the extent that the failure to make such filings, consents or notices would not reasonably be expected to result in a

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     Material Adverse Effect.

In addition to the foregoing, each of the Guarantors covenants that, until the Revolving Loan Commitments have expired or been terminated, the LC Obligations have expired, been reimbursed or been cash collateralized (in each case in accordance with the terms of the Credit Agreement), and the other Obligations have been paid in full (other than obligations to pay fees and expenses with respect to which the Borrower has not received an invoice, Rate Management Obligations, contingent indemnity obligations and other contingent obligations) it will, and, if necessary, will enable the Borrower to, fully comply with those covenants and agreements of the Borrower applicable to such Guarantor set forth in the Credit Agreement.

          SECTION 3. The Guaranty. Each of the Guarantors hereby unconditionally guarantees, jointly and severally with the other Guarantors, the full and punctual payment and performance when due (whether at stated maturity, upon acceleration or otherwise) of the Secured Obligations, including, without limitation, (i) the principal of and interest on each Advance made to the Borrower pursuant to the Credit Agreement, (ii) any Reimbursement Obligations of the Borrower or the performance by it of such Reimbursement Obligations, (iii) all Rate Management Obligations of the Borrower owing to any Lender or any affiliate of any Lender under any Rate Management Transactions (any such Rate Management Transaction with any Lender or any affiliate of any Lender being herein referred to as a "Guaranteed Rate Management Transaction") unless the Borrower and any such Lender mutually agree that any such Rate Management Transaction does not constitute a Guaranteed Rate Management Transaction hereunder, (iv) all other amounts payable by the Borrower under the Credit Agreement, any Guaranteed Rate Management Transaction and the other Loan Documents, and (v) the punctual and faithful performance, keeping, observance, and fulfillment by the Borrower of all of the agreements, conditions, covenants, and obligations of the Borrower contained in the Loan Documents (all of the foregoing being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Borrower or any of its Affiliates to pay punctually any such amount, each of the Guarantors agrees that it shall forthwith on demand pay such amount to the Collateral Agent at the place and in the manner specified in the Intercreditor Agreement. Each of the Guarantors hereby agrees that this Guaranty is an absolute, irrevocable and unconditional guaranty of payment and performance and is not a guaranty of collection.

          SECTION 4. Guaranty Unconditional. The obligations of each of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (a) any extension, renewal, settlement, indulgence, compromise, waiver or release of or with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, or with respect to any obligation of any other guarantor of any of the Guaranteed Obligations;

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          (b) any modification or amendment of or supplement to the Credit
     Agreement, any Guaranteed Rate Management Transaction or any other Loan Document, including, without limitation, any such amendment which may increase the amount of, or the interest rates applicable to, any of the Guaranteed Obligations guaranteed hereby;

          (c) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Obligations or any part thereof, any other guaranties with respect to the Guaranteed Obligations or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof, or any nonperfection or invalidity of any direct or indirect security for the Guaranteed Obligations;

          (d) any change in the corporate, limited liability company, partnership or other existence, structure or ownership of the Borrower or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any other guarantor of the Guaranteed Obligations, or any of their respective assets or any resulting release or discharge of any obligation of the Borrower or any other guarantor of any of the Guaranteed Obligations;

          (e) the existence of any claim, setoff or other rights which the Guarantors may have at any time against the Borrower, any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any Holder of Secured Obligations or any other Person, whether in connection herewith or in connection with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

          (f) the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof, or any other invalidity or unenforceability relating to or against the Borrower or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any Guaranteed Rate Management Transaction or any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other guarantor of the Guaranteed Obligations, of any of the Guaranteed Obligations;

          (g) the failure of the Collateral Agent, the Administrative Agent or any Holder of Secured Obligations to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Obligations, if any;

          (h) the election by, or on behalf of, any one or more of the Holders of Secured Obligations, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

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          (i) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

          (j) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of any of the Holders of Secured Obligations or the Administrative Agent for repayment of all or any part of the Guaranteed Obligations;

          (k) the failure of any other Guarantor to sign or become party to this Guaranty or any amendment, change, or reaffirmation hereof; or

          (l) any other act or omission to act or delay of any kind by the Borrower, any other guarantor of the Guaranteed Obligations, the Collateral Agent, the Administrative Agent, any Holder of Secured Obligations or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 4, constitute a legal or equitable discharge of any Guarantor's obligations hereunder.

          SECTION 5. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. Subject to Section 24, each of the Guarantors' obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full in cash and the Revolving Loan Commitments and Term Loan Commitments and all Facility LCs issued under the Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Advance, any Reimbursement Obligation or any other amount payable by the Borrower or any other party under the Credit Agreement, any Guaranteed Rate Management Transaction or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, each of the Guarantors' obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

          SECTION 6. General Waivers; Additional Waivers.

          (a) General Waivers. To the fullest extent permitted by law, each of the Guarantors irrevocably waives acceptance hereof, presentment, demand or action on delinquency, protest, the benefit of any statutes of limitations and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other guarantor of the Guaranteed Obligations, or any other Person.

          (b) Additional Waivers. Notwithstanding anything herein to the contrary, each of the Guarantors hereby absolutely, unconditionally, knowingly, and expressly waives to the fullest extent permitted by law:

               (i) any right it may have to revoke this Guaranty as to future indebtedness or notice of acceptance hereof;

               (ii) (1) notice of acceptance hereof; (2) notice of any loans or other

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          financial accommodations made or extended under the Loan Documents or the creation or existence of any Guaranteed Obligations; (3) notice of the amount of the Guaranteed Obligations, subject, however, to each Guarantor's right to make inquiry of the Administrative Agent and the Holders of Secured Obligations to ascertain the amount of the Guaranteed Obligations at any reasonable time; (4) notice of any adverse change in the financial condition of the Borrower or of any other fact that might increase such Guarantor's risk hereunder; (5) notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Loan Documents; (6) notice of any Unmatured Event of Default or Event of Default; and (7) all other notices (except if such notice is specifically required to be given to such Guarantor hereunder or under the Loan Documents) and demands to which each Guarantor might otherwise be entitled;

               (iii) its right, if any, to require the Administrative Agent and the other Holders of Secured Obligations to (A) institute suit against, or to exhaust any rights and remedies which the Administrative Agent and the other Holders of Secured Obligations has or may have against, (1) the Borrower, the other Guarantors or any third party or (2) against any Collateral provided by the Borrower, the other Guarantors, or any third party, or (B) pursue any other remedy of the Administrative Agent or the other Holders of Secured Obligations; and any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of the Borrower, the other Guarantors or any other party by reason of the cessation from any cause whatsoever of the liability of the Borrower or the other Guarantors in respect thereof;

               (iv) (1) any rights to assert against the Collateral Agent, the Administrative Agent and the other Holders of Secured Obligations any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against the other Guarantors or any other party liable to the Collateral Agent, the Administrative Agent and the other Holders of Secured Obligations; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (3) any defense such Guarantor has to performance hereunder, and any right such Guarantor has to be exonerated, arising by reason of: the impairment or suspension of the Collateral Agent's, the Administrative Agent's and the other Holders of Secured Obligations' rights or remedies against the other Guarantors; the alteration by the Administrative Agent and the other Holders of Secured Obligations of the Guaranteed Obligations; any discharge of the other Guarantors' obligations to the Administrative Agent and the other Holders of Secured Obligations by operation of law as a result of the Administrative Agent's and the other Holders of Secured Obligations' intervention or omission; or the acceptance by the Administrative Agent and the other Holders of Secured Obligations of anything in partial satisfaction of the Guaranteed Obligations; and
          (4) the benefit of any statute of limitations affecting

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          such Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor's liability hereunder; and

               (v) any defense arising by reason of or deriving from (a) any claim or defense based upon an election of remedies by the Administrative Agent and the other Holders of Secured Obligations; or
          (b) any election by the Administrative Agent and the other Holders of Secured Obligations under Section 1111(b) of Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect (or any successor statute), to limit the amount of, or any collateral securing, its claim against the Guarantors.

          SECTION 7. Subordination of Subrogation; Subordination of Intercompany Indebtedness.

          (a) Subordination of Subrogation. Until the Guaranteed Obligations have been fully and finally performed and indefeasibly paid in full in cash, the Guarantors (i) shall not exercise any right of subrogation with respect to such Guaranteed Obligations and (ii) shall not exercise any right to enforce any remedy which the Holders of Secured Obligations, the LC Issuer, the Collateral Agent or the Administrative Agent now have or may hereafter have against the Borrower, any endorser or any guarantor of all or any part of the Secured Obligations or any other Person in respect of the Guaranteed Obligations, and the Guarantors shall not exercise any right to participate in, any security or collateral given to the Holders of Secured Obligations, the LC Issuer, the Administrative Agent and the Collateral Agent to secure the payment or performance of all or any part of the Guaranteed Obligations. Should any Guarantor have the right, notwithstanding the foregoing, to exercise its subrogation rights in respect of the Guaranteed Obligations, each Guarantor hereby expressly and irrevocably (A) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that the Guarantor may have in respect of the Guaranteed Obligations to the indefeasible payment in full of the Guaranteed Obligations and (B) to the extent permitted by applicable law, waives any and all defenses (other than the defenses of payment and performance) available to a surety, guarantor or accommodation co-obligor in respect of the Guaranteed Obligations until the Guaranteed Obligations are indefeasibly paid in full in cash. Each Guarantor acknowledges and agrees that this subordination is intended to benefit the Administrative Agent and the Holders of Secured Obligations and shall not limit or otherwise affect such Guarantor's liability hereunder or the enforceability of this Guaranty, and that the Administrative Agent, the Holders of Secured Obligations and their respective permitted successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 7.

          (b) Subordination of Intercompany Indebtedness. Each Guarantor agrees that any and all claims of such Guarantor against the Borrower or any other Guarantor hereunder (each an "Obligor") with respect to any "Intercompany Indebtedness" (as hereinafter defined), shall be subordinate and subject in right of payment to the prior

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     payment, in full and in cash, of all Guaranteed Obligations; provided that, and not in contravention of the foregoing, unless an Event of Default has occurred and is continuing and such Guarantor receives from the Administrative Agent a payment blockage notice hereunder that has not been withdrawn such Guarantor may make loans to and receive payments with respect to such Intercompany Indebtedness from each such Obligor to the extent not prohibited by the terms of this Guaranty and the other Loan Documents. Notwithstanding any right of any Guarantor to ask, demand, sue for, take or receive any payment from any Obligor, all rights, liens and security interests of such Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any other Obligor (whether constituting a part of any Collateral given to any Holder of Secured Obligations, the Collateral Agent or the Administrative Agent to secure payment of all or any part of the Guaranteed Obligations or otherwise) shall be and are subordinated to the rights of the Holders of Secured Obligations, the Collateral Agent and the Administrative Agent in those assets. No Guarantor shall have any right to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Guaranteed Obligations (other than obligations to pay fees and expenses with respect to which the Borrower has not received an invoice, Rate Management Obligations, contingent indemnity obligations and other contingent obligations) shall have been fully paid and satisfied (in cash). If all or any part of the assets of any Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other similar action or proceeding, then, and in any such event (such events being herein referred to as an "Insolvency Event"), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Obligor to any Guarantor ("Intercompany Indebtedness") shall be paid or delivered directly to the Collateral Agent for application in accordance with the Intercreditor Agreement on any of the Guaranteed Obligations, due or to become due, until such Guaranteed Obligations (other than obligations to pay fees and expenses with respect to which the Borrower has not received an invoice, Rate Management Obligations, contingent indemnity obligations and other contingent obligations) shall have been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by the applicable Guarantor upon or with respect to the Intercompany Indebtedness after any Insolvency Event and prior to the satisfaction of all of the Guaranteed Obligations (other than obligations to pay fees and expenses with respect to which the Borrower has not received an invoice, Rate Management Obligations, contingent indemnity obligations and other contingent obligations), such Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the Holders of Secured Obligations and shall forthwith deliver the same to the Collateral Agent in precisely the form received (except for the endorsement or assignment of the Guarantor where necessary), for application in accordance with the Intercreditor Agreement to any of the Guaranteed Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Guarantor as the property of the Collateral Agent. If any such Guarantor fails to make any such endorsement or assignment to the Collateral Agent, the Collateral Agent or any of its officers or employees is irrevocably authorized to make the same. Each Guarantor agrees

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     that until the Guaranteed Obligations (other than obligations to pay fees and expenses with respect to which the Borrower has not received an invoice, Rate Management Obligations, contingent indemnity obligations and other contingent obligations) have been paid in full (in cash) and satisfied, no Guarantor will assign or transfer to any Person (other than the Administrative Agent) any claim any such Guarantor has or may have against any Obligor, except as otherwise permitted by the Loan Documents.

          SECTION 8. Contribution with Respect to Guaranteed Obligations.

          (a) To the extent that any Guarantor shall make a payment under this Guaranty (a "Guarantor Payment") which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Guarantor if each Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Guarantor's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Guarantor Payment and the Guaranteed Obligations, and termination of the Credit Agreement, such Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

          (b) As of any date of determination, the "Allocable Amount" of any Guarantor shall be equal to the maximum amount of the claim which could then be recovered from such Guarantor under this Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

          (c) This Section 8 is intended only to define the relative rights of the Guarantors, and nothing set forth in this Section 8 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty.

          (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor or Guarantors to which such contribution and indemnification is owing.

          (e) The rights of the indemnifying Guarantors against other Guarantors under this Section 8 shall be exercisable upon the full and indefeasible payment of the Guaranteed Obligations in cash and the termination of the Credit Agreement, including, without limitation, the termination of the Revolving Loan Commitments and the Term Loan Commitments thereunder.

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          SECTION 9. Stay of Acceleration. If the time for payment of any amount payable by the Borrower under the Credit Agreement, any Guaranteed Rate Management Transaction or any other Loan Document is accelerated pursuant to the terms thereof, but such acceleration is stayed upon the insolvency, bankruptcy or reorganization of the Borrower or any of its Affiliates, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Guaranteed Rate Management Transaction or any other Loan Document shall, to the extent permitted by law, nonetheless be payable by each of the Guarantors hereunder forthwith on demand by the Administrative Agent.

          SECTION 10. Notices. All notices, requests and other communications to any party hereunder shall be given in the manner prescribed in Article XIII of the Credit Agreement with respect to the Administrative Agent at its notice address therein and, with respect to any Guarantor, in the care of the Borrower at the address of the Borrower set forth in the Credit Agreement, or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of such
Article XIII.

          SECTION 11. No Waivers. No failure or delay by the Administrative Agent, the Collateral Agent or any Holder of Secured Obligations in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, any Guaranteed Rate Management Transaction and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

          SECTION 12. Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent, the Collateral Agent and the Holders of Secured Obligations and their respective permitted successors and assigns, provided, that no Guarantor shall have any right to assign its rights or obligations hereunder without the consent of all of the Lenders, and any such assignment in violation of this Section 12 shall be null and void; and in the event of an assignment of any amounts payable under the Credit Agreement, any Guaranteed Rate Management Transaction or the other Loan Documents in accordance with the respective terms thereof, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon each of the Guarantors and their respective successors and assigns.

          SECTION 13. Changes in Writing. Other than in connection with the addition of additional Subsidiaries, which become parties hereto by executing a Guaranty Supplement, neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each of the Guarantors, the Collateral Agent and the Administrative Agent with the consent of the Required Lenders under the Credit Agreement (or all of the Lenders if required pursuant to the terms of Section 8.2 of the Credit Agreement).

          SECTION 14. GOVERNING LAW. THE ADMINISTRATIVE AGENT ACCEPTS THIS GUARANTY, ON BEHALF OF ITSELF AND THE HOLDERS OF SECURED

OBLIGATIONS, AT NEW YORK, NEW YORK BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN ANY GUARANTOR AND THE ADMINISTRATIVE AGENT OR ANY LENDER, OR ANY HOLDER OF SECURED OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION,
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OR PRINCIPLES THEREOF) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          SECTION 15. CONSENT TO JURISDICTION; VENUE; JURY TRIAL.

          (A) CONSENT TO JURISDICTION. EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, AND EACH GUARANTOR HEREBY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN ANY SUCH COURT. ANY JUDICIAL PROCEEDING BY ANY GUARANTOR AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY HOLDER OF SECURED OBLIGATIONS OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY HOLDER OF SECURED OBLIGATIONS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH MAY BE BROUGHT IN A COURT IN THE BOROUGH OF MANHATTAN IN NEW YORK, NEW YORK. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY HOLDER OF SECURED OBLIGATIONS TO BRING PROCEEDINGS AGAINST SUCH GUARANTOR OR LIMIT THE RIGHTS OF ANY GUARANTOR TO BRING PROCEEDINGS AGAINST SUCH OTHER PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

          (B) VENUE. EACH GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH

ABOVE.

          (C) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

          (D) ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS GUARANTY AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 15, WITH ITS COUNSEL.

          SECTION 16. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Guaranty. In the event an ambiguity or question of intent or interpretation arises, this Guaranty shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.

          SECTION 17. Taxes, Expenses of Enforcement, Etc.

          (a) Taxes. Each Guarantor agrees to be bound by the terms and provisions of Section 3.5 of the Credit Agreement (including, without limitation, the promises made and the obligations accepted by the Borrower therein), as if each reference in such Section (i) to a "Borrower" were a reference to such Guarantor, (ii) to the Credit Agreement (including any reference to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring thereto) were a reference to this Guaranty, and (iii) to any "Lender" or the "Lenders" were a reference to any "Holder of Secured Obligations" or the "Holders of Secured Obligations".

          (b) Expenses of Enforcement, Etc. During the continuation of an Event of Default under the Credit Agreement, the Required Lenders shall have the right at any time to direct the Administrative Agent or, in accordance with the Intercreditor Agreement, the Collateral Agent to commence enforcement proceedings with respect to the Guaranteed Obligations. The Guarantors agree to reimburse the Administrative Agent, the Collateral Agent and the Holders of Secured Obligations for any reasonable out-of-pocket costs and expenses (including reasonable out-of-pocket attorneys' fees) paid or incurred by the Administrative Agent, the Collateral Agent or any Holders of Secured Obligations in connection with the collection and enforcement of amounts due under the Loan Documents, including without limitation this Guaranty. Each of the Collateral Agent and the Administrative Agent agrees to distribute payments received from any of the Guarantors hereunder in accordance with the terms of the Credit Agreement and the Intercreditor Agreement.

          SECTION 18. Setoff. Subject to the terms of the Intercreditor Agreement, at any time after all or any part of the Guaranteed Obligations have become due and payable (by acceleration or otherwise), each Holder of Secured Obligations and the Administrative Agent may, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of the Guaranteed Obligations (i) any indebtedness due or to become due from such Holder of Secured Obligations or the Administrative Agent to any Guarantor, and
(ii) any monies, credits or other property belonging to any Guarantor, at any time held by or coming into the possession of such Holder of Secured Obligations or the Administrative Agent or any of their respective affiliates.

          SECTION 19. Financial Information. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and any and all endorsers and/or other Guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that none of the Holders of Secured Obligations or the Administrative Agent shall have any duty to advise such Guarantor of information known to any of them regarding such condition or any such circumstances. In the event any Holder of Secured Obligations or the Administrative Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Guarantor, such Holder of Secured Obligations or the Administrative Agent shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which such Holder of Secured Obligations or the Administrative Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to such Guarantor.

          SECTION 20. Severability. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

          SECTION 21. Merger. This Guaranty represents the final agreement of each of the Guarantors with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between any Guarantor and any Holder of Secured Obligations, the Administrative Agent or the Collateral Agent.

          SECTION 22. Headings. Section headings in this Guaranty are for convenience of reference only and shall not govern the interpretation of any provision of this Guaranty.

          SECTION 23. Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto on separate counterparts, each constituting an original, but all together one and the same instrument. SECTION
24. Termination or Release.

          (a) This Guaranty and the guarantees made herein shall terminate when all the Guaranteed Obligations have been paid in full (other than obligations to pay fees and expenses with respect to which the Borrower has not yet received an invoice, Rate Management Obligations, contingent indemnity obligations and other contingent obligations) and the Lenders have no further commitment to lend under the Credit Agreement, the LC Obligations have been reduced to zero and the LC Issuer has no further obligations to issue Facility LCs under the Credit Agreement.

          (b) A Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Loan Documents as a result of which such Guarantor ceases to be a Subsidiary of the Borrower.

          (c) In connection with any termination or release pursuant to paragraph (a) or (b), the Administrative Agent shall execute and deliver to any Guarantor, at such Guarantor's expense, all documents that such Guarantor shall reasonably request to evidence such termination or release.

          SECTION 25. Guaranty Enforceable by the Collateral Agent. Notwithstanding anything to the contrary contained elsewhere in this Guaranty, the Administrative Agent and the Holders of Secured Obligations acknowledge and agree (by their acceptance of the benefits of this Guaranty) that this Guaranty may be enforced only by the action of the Collateral Agent, in each case acting upon the instructions of the Instructing Group (as defined in the Intercreditor Agreement) and that neither the Administrative Agent nor any Holder of Secured Obligations shall have any right individually to enforce this Guaranty or to realize upon the security to be granted by the Collateral Documents, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Administrative Agent and the Holders of Secured Obligations upon the terms of this Guaranty and the Collateral Documents; provided, however, that all proceeds of such enforcement or realization shall be applied as among the Guaranteed Obligations in the manner provided in the Intercreditor Agreement.

          SECTION 26. Payments by Guarantors. Any term or provision of this Guaranty to the contrary notwithstanding, the maximum aggregate amount of the Secured Obligations guaranteed hereunder by any Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

               IN WITNESS WHEREOF, the Initial Guarantors have caused this Guaranty to be duly executed by its authorized officer as of the day and year first above written.

                                 CCR of Ohio, Inc.
                                 Comfort Care Holdings CO.
                                 Complete Plumbing Services, Inc.
                                 Consolidated HVAC, Inc.
                                 Jet Resource, Inc.
                                 Nurotoco of Massachusetts, Inc.
                                 Nurotoco of New Jersey, Inc.
                                 R.R. UK, Inc.
                                 Roto-Rooter Corporation
                                 Roto-Rooter Development Company
                                 Roto-Rooter Management Company
                                 Roto-Rooter Services Company
                                 R.R. Plumbing Services Corporation
                                 Service America Network, Inc.

                                 By:  /s/ Naomi C. Dallob
                                      -----------------------------
                                      Name: Naomi C. Dallob
                                      Title: Secretary

                                 Hospice Care Incorporated
                                 Hospice, Inc.
                                 Vitas Healthcare Corporation
                                 Vitas Healthcare Corporation of California
                                 Vitas Healthcare Corporation of Central Florida Vitas Healthcare Corporation of Florida
                                 Vitas Healthcare Corporation of Illinois
                                 Vitas Healthcare Corporation of Ohio
                                 Vitas Healthcare Corporation of Pennsylvania
                                 Vitas Healthcare Corporation of Wisconsin
                                 Vitas HME Solutions, Inc.
                                 Vitas Holdings Corporation
                                 Vitas Hospice Services, L.L.C.

                                 By:  /s/ Timothy S. O'Toole
                                      -----------------------------
                                      Name: Timothy S. O'Toole
                                      Title: President

                                 Vitas Healthcare of Texas, L.P.

                                 By:   Vitas Hospice Services, L.L.C.,
                                       its General Partner

                                 By:  /s/ Timothy S. O'Toole
                                      -----------------------------
                                      Name: Timothy S. O'Toole
                                      Title: President

Acknowledged and Agreed
as of February 24, 2004

BANK ONE, NA (MAIN OFFICE CHICAGO),
as Administrative Agent

By: /s/ Thomas J. Reinhold
    ---------------------------
    Name:  Thomas J. Reinhold
    Title: Vice President

Annex I
                          ANNEX I TO GUARANTY AGREEMENT

          Reference is hereby made to the Guaranty Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"), dated as of February 24, 2004, made by certain Subsidiaries of Roto-Rooter, Inc. (each an "Initial Guarantor", and together with any additional Subsidiaries which become parties to the Guaranty by executing a Supplement thereto substantially similar in form and substance hereto, the "Guarantors"), in favor of the Administrative Agent, for the ratable benefit of the Holders of Secured Obligations, under the Credit Agreement. Each capitalized term used herein and not defined herein shall have the meaning given to it in the Guaranty. By its execution below, the undersigned, [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company], agrees to become, and does hereby become, a Guarantor under the Guaranty and agrees to be bound by such Guaranty as if originally a party thereto. By its execution below, the undersigned represents and warrants as to itself that all of the representations and warranties contained in Section 2 of the Guaranty are true and correct in all respects as of the date hereof.

          IN WITNESS WHEREOF, [NAME OF NEW GUARANTOR], a [corporation] [partnership] [limited liability company] has executed and delivered this Annex I counterpart to the Guaranty as of this __________ day of _________, ____.

                                      [NAME OF NEW GUARANTOR]

                                      By:____________________________________
                                         Name:
                                         Title: